UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 22, 2021

bleuacacia ltd
(Exact name of registrant as specified in its charter)
Cayman Islands	001-41074	98-1582905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue
New York, New York 10110
(Address of principal executive offices, including zip code)

(212) 935-5599
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	BLEUU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	BLEU	The Nasdaq Stock Market LLC
Rights to acquire one-sixteenth of one Class A ordinary share	BLEUR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLEUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 22, 2021, bleuacacia ltd (the “Company”) consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, one right (“Right”) and one-half of one redeemable warrant of the Company (“Warrant”). Each Right entitles the holder thereof to receive one-sixteenth (1/16) of one Class A ordinary share, and as a result, the holder must have 16 Rights in order to receive a Class A ordinary share at the closing of the initial business combination. Each whole Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

On November 22, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) to bleuacacia sponsor LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,520,000.

A total of $276,000,000, comprised of $270,480,000 of the proceeds from the IPO (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of November 22, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet as of November 22, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bleuacacia ltd

Date: November 29, 2021	By:	/s/ Thomas Northover
		Name:	Thomas Northover
		Title:	Executive Director